POWER OF ATTORNEY


                   KNOW ALL PERSONS BY THESE PRESENTS, That I

                             Albert J. Baciocco, Jr.

   hereby constitute and appoint Joseph R. Coppola and Richard C. Kleinfeldt, and each of them individually, my true and lawful attorneys-in-fact and agents, with full power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Giddings & Lewis, Inc. (the "Company") to the Registration Statement on Form S-3, and any amendments (including post-effective amendments) or supplements thereto, relating to a public offering or offerings of Debt Securities to be effected by the Company, and to file said Registration Statement, and any amendment (including any post-effective amendment) or supplement thereto, with the Securities and Exchange Commission in connection with the registration of the offer and sale of the Debt Securities under the Securities Act of 1933, as amended.

        I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

             WITNESS my hand this 12th day of July, 1995.

                                      /s/ Albert J. Baciocco, Jr.
                                      Albert J. Baciocco, Jr.

                                POWER OF ATTORNEY


                   KNOW ALL PERSONS BY THESE PRESENTS, That I

                                 John A. Becker

   hereby constitute and appoint Joseph R. Coppola and Richard C. Kleinfeldt, and each of them individually, my true and lawful attorneys-in-fact and agents, with full power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Giddings & Lewis, Inc. (the "Company") to the Registration Statement on Form S-3, and any amendments (including post-effective amendments) or supplements thereto, relating to a public offering or offerings of Debt Securities to be effected by the Company, and to file said Registration Statement, and any amendment (including any post-effective amendment) or supplement thereto, with the Securities and Exchange Commission in connection with the registration of the offer and sale of the Debt Securities under the Securities Act of 1933, as amended.

        I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

             WITNESS my hand this 12th day of July, 1995.

                                      /s/ John A. Becker
                                      John A. Becker

                                POWER OF ATTORNEY


                   KNOW ALL PERSONS BY THESE PRESENTS, That I

                                  Ruth M. Davis

   hereby constitute and appoint Joseph R. Coppola and Richard C. Kleinfeldt, and each of them individually, my true and lawful attorneys-in-fact and agents, with full power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Giddings & Lewis, Inc. (the "Company") to the Registration Statement on Form S-3, and any amendments (including post-effective amendments) or supplements thereto, relating to a public offering or offerings of Debt Securities to be effected by the Company, and to file said Registration Statement, and any amendment (including any post-effective amendment) or supplement thereto, with the Securities and Exchange Commission in connection with the registration of the offer and sale of the Debt Securities under the Securities Act of 1933, as amended.

        I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

             WITNESS my hand this 10th day of July, 1995.

                                      /s/ Ruth M. Davis
                                      Ruth M. Davis

                                POWER OF ATTORNEY

                   KNOW ALL PERSONS BY THESE PRESENTS, That I

                                 Clyde H. Folley

   hereby constitute and appoint Joseph R. Coppola and Richard C. Kleinfeldt, and each of them individually, my true and lawful attorneys-in-fact and agents, with full power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Giddings & Lewis, Inc. (the "Company") to the Registration Statement on Form S-3, and any amendments (including post-effective amendments) or supplements thereto, relating to a public offering or offerings of Debt Securities to be effected by the Company, and to file said Registration Statement, and any amendment (including any post-effective amendment) or supplement thereto, with the Securities and Exchange Commission in connection with the registration of the offer and sale of the Debt Securities under the Securities Act of 1933, as amended.

        I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

             WITNESS my hand this 17th day of July, 1995.

                                      /s/ Clyde H. Folley
                                      Clyde H. Folley

                                POWER OF ATTORNEY


                   KNOW ALL PERSONS BY THESE PRESENTS, That I

                             Benjamin F. Garmer, III

   hereby constitute and appoint Joseph R. Coppola and Richard C. Kleinfeldt, and each of them individually, my true and lawful attorneys-in-fact and agents, with full power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Giddings & Lewis, Inc. (the "Company") to the Registration Statement on Form S-3, and any amendments (including post-effective amendments) or supplements thereto, relating to a public offering or offerings of Debt Securities to be effected by the Company, and to file said Registration Statement, and any amendment (including any post-effective amendment) or supplement thereto, with the Securities and Exchange Commission in connection with the registration of the offer and sale of the Debt Securities under the Securities Act of 1933, as amended.

        I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

             WITNESS my hand this 13th day of July, 1995.

                                      /s/ Benjamin F. Garmer, III
                                      Benjamin F. Garmer, III

                                POWER OF ATTORNEY


                   KNOW ALL PERSONS BY THESE PRESENTS, That I

                               John W. Guffey, Jr.

   hereby constitute and appoint Joseph R. Coppola and Richard C. Kleinfeldt, and each of them individually, my true and lawful attorneys-in-fact and agents, with full power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Giddings & Lewis, Inc. (the "Company") to the Registration Statement on Form S-3, and any amendments (including post-effective amendments) or supplements thereto, relating to a public offering or offerings of Debt Securities to be effected by the Company, and to file said Registration Statement, and any amendment (including any post-effective amendment) or supplement thereto, with the Securities and Exchange Commission in connection with the registration of the offer and sale of the Debt Securities under the Securities Act of 1933, as amended.

        I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

             WITNESS my hand this 12th day of July, 1995.

                                      /s/ John W. Guffey, Jr.
                                      John W. Guffey, Jr.

                                POWER OF ATTORNEY

                   KNOW ALL PERSONS BY THESE PRESENTS, That I

                                  Ben R. Stuart

   hereby constitute and appoint Joseph R. Coppola and Richard C. Kleinfeldt, and each of them individually, my true and lawful attorneys-in-fact and agents, with full power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Giddings & Lewis, Inc. (the "Company") to the Registration Statement on Form S-3, and any amendments (including post-effective amendments) or supplements thereto, relating to a public offering or offerings of Debt Securities to be effected by the Company, and to file said Registration Statement, and any amendment (including any post-effective amendment) or supplement thereto, with the Securities and Exchange Commission in connection with the registration of the offer and sale of the Debt Securities under the Securities Act of 1933, as amended.

        I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

             WITNESS my hand this 17th day of July, 1995.

                                      /s/ Ben R. Stuart
                                      Ben R. Stuart